UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

TRAWS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held February 17, 2025
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Traws Pharma, Inc. (the “Company”) will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2025SM on February 17, 2025 at 9:00 a.m. Eastern Time (subject to postponement(s) or adjournment(s) thereof). The Meeting is being held for the following purposes:
1.
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the outstanding shares of our common stock, par value $0.01 per share (“Common Stock”), upon exercise of the Pre-Funded Warrants and Series A Warrants issued in a private placement on December 31, 2024 (“Proposal No. 1”);

2.
To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued to certain insiders in a private placement on December 31, 2024 (“Proposal No. 2”); and

3.
To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of either of the foregoing proposals (“Proposal No. 3”).

The above matters are more fully discussed in the attached Proxy Statement. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Special Meeting.
Our Board recommends that you vote your shares “For” each of the proposals set forth above.
Our Board has fixed the close of business on January 31, 2025 as the record date for determining those stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting. A complete list of our stockholders entitled to vote at the Special Meeting will be available for examination by any of our stockholders for any purpose germane to the Special Meeting during normal business hours, during ordinary business hours for a period of 10 days prior to the Special Meeting.
Your vote is important. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. Please carefully review the enclosed Proxy Statement and then cast your vote. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to virtually attend the Special Meeting, by submitting your proxy via the Internet at the address listed on the proxy card, via telephone using the number listed on the proxy card, or by signing, dating and returning the proxy card.

For questions regarding your stock ownership, if you hold shares in “street name” through a broker, you should contact your broker or, if you are a registered holder, you should contact our transfer agent, EQ Shareowner Services, by email through its website at www.shareownweronline.com or by phone at 1-800-401-1957.
Thank you for your ongoing support and continued interest in Traws Pharma, Inc.
Sincerely,
/s/ Werner Cautreels Werner Cautreels Chief Executive Officer
Newtown, PA
February 6, 2025

YOUR VOTE IS IMPORTANT
WE CURRENTLY PLAN TO HOLD THE SPECIAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD.
TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.
IT IS IMPORTANT THAT YOU RETAIN A COPY OF THE CONTROL NUMBER FOUND ON THE PROXY CARD OR VOTING INSTRUCTION FORM, AS SUCH NUMBER WILL BE REQUIRED IN ORDER FOR STOCKHOLDERS TO GAIN ACCESS TO THE VIRTUAL MEETING.

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2
CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS	6
PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UPON EXERCISE OF PRE-FUNDED WARRANTS AND SERIES A WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	7
PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE OF COMMON STOCK TO CERTAIN INSIDERS UPON EXERCISE OF PRE-FUNDED WARRANTS AND SERIES A WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)	12
PROPOSAL NO. 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTES	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
WHERE YOU CAN FIND ADDITIONAL INFORMATION	17
OTHER MATTERS	17

i

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 17, 2025
GENERAL INFORMATION
This Proxy Statement is furnished to stockholders of Traws Pharma, Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held at 9:00 a.m. Eastern Time on Monday, February 17, 2025, and at any postponement(s) or adjournments thereof. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2025SM.
At the Special Meeting, stockholders will be asked to consider and vote upon:
1.
A proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the outstanding shares of our common stock, par value $0.01 per share (“Common Stock”), upon exercise of the Pre-Funded Warrants and Series A Warrants issued in a private placement on December 31, 2024 (“Proposal No. 1”);

2.
A proposal to approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued to certain insiders in a private placement on December 31, 2024 (“Proposal No. 2”); and

3.
A proposal to approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of either of the foregoing proposals (“Proposal No. 3”).

After careful consideration, our Board of Directors has approved the proposals set forth above and recommends that our stockholders vote “FOR” each of such proposals.
Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please review this Proxy Statement and vote by Internet or telephone by following the instructions included on the accompanying proxy card, or sign, date and promptly return the proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker. This proxy statement is dated February 6, 2025 and is first being mailed to stockholders on or about February 6, 2025.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire Proxy Statement, including the information incorporated herein by reference.
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
On or about February 6, 2025, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this Proxy Statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.
When and where will the Special Meeting take place?
We will be hosting the Special Meeting via live webcast only. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2025SM on February 17, 2025 at 9:00 a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on January 31, 2025, you are welcome to attend the Special Meeting. Stockholders may vote and submit questions while attending the Special Meeting online. The webcast will open 15 minutes before the start of the Special Meeting. In order to enter the Special Meeting, you will need the control number, which is included in the proxy card you receive in the mail if you are a stockholder of record of shares of Common Stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of Common Stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/TRAW2025SM. Information on how to vote online at the virtual Special Meeting is discussed below.
Who is soliciting my vote?
Our Board of Directors is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on January 31, 2025 (the “Record Date”).
How many votes can be cast by all stockholders?
There were 3,650,731 shares of our Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting (except as set forth below). Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Special Meeting. On the Record Date, there were 7,398 shares of Series C Preferred Stock issued and outstanding; the Series C Preferred Stock is not entitled to vote on the matters being considered at the Special Meeting.
Of the shares of our Common Stock issued and outstanding and entitled to vote, 608,197 shares of our Common Stock were issued to investors in connection with the Private Placement (as described in Proposal No. 1 below) and are not entitled to vote on Proposal Nos. 1 and 2 for purposes of the listing rules of the Nasdaq Stock Market. We anticipate that 608,197 shares of Common Stock will be voted in favor of Proposal Nos. 1 and 2 for purposes of adopting the respective proposals under Delaware law. However, to comply with Nasdaq rules, we will instruct the inspector of elections to conduct a separate tabulation that subtracts 608,197 shares from the total number of shares voted in favor of Proposal Nos. 1 and 2 to determine whether the respective proposals have been adopted in accordance with applicable Nasdaq rules.
How do I vote?
If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your completed proxy card or by submitting your vote during the Special Meeting.

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Over the Internet:   To vote over the Internet, please follow the instructions on the enclosed proxy card for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy no later than 11:59 p.m. Eastern Time on February 16, 2025 for your proxy to be valid and your vote to count.

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By Telephone:   To vote by telephone, please follow the instructions provided on the proxy card. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy no later than 11:59 p.m. Eastern Time on February 16, 2025 for your proxy to be valid and your vote to count.

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By Mail:   To vote by mail, you must sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received no later than the time the polls close on February 17, 2025 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

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At the Special Meeting:   To vote during the Special Meeting, attend the Special Meeting by visiting www.virtualshareholdermeeting.com/TRAW2025SM, where stockholders may vote and submit questions during the Special Meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at.

If your shares are held in “street name,” meaning your shares are held in an account at a bank, brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.
How do I change my vote?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:
1.
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.
Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.
Attend the Special Meeting and vote as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the Special Meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.
How is a quorum reached?
Our Amended and Restated Bylaws (the “Bylaws”) provide that 33 1∕3% of the shares entitled to vote, present at the Special Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Special Meeting?
There are four proposals scheduled to be voted on at the meeting:
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Proposal No. 1 — Approval of the issuance of more than 19.99% of the outstanding shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued in a private placement on December 31, 2024.

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Proposal No. 2 — Approval of the issuance of shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued to certain insiders in a private placement on December 31, 2024.

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Proposal No. 3 — Approval, if necessary or appropriate, of the adjournment of the Special Meeting, to continue to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

What vote is required to approve each item at the Special Meeting?
You may vote “for,” “against” or “abstain” on each of the proposals being presented to our stockholders for approval. Under our Bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except as otherwise provided by applicable law, the rules of any stock exchange upon which our securities are listed, or by our Certificate of Incorporation or Bylaws.
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Proposal No. 1 — The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 1, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

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Proposal No. 2 — The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 2, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

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Proposal No. 3 — If a quorum is present at the Special Meeting, the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 3. If a quorum is not present at the Special Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting or represented by proxy is required for the approval of Proposal No. 3.

Do I have appraisal rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.
How is the vote counted?
If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting during the Special Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.
“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker or other nominee holding the shares as to how to vote. If your shares are held in “street name” and you do not give voting instructions to your broker, your broker or nominee may vote the shares with respect to matters that are considered to be “discretionary” (if any), but may not vote the shares with respect to “non-discretionary” matters. Where a broker does not have discretion to vote on a given proposal, the unvoted shares are considered “broker non-votes.” For each of the proposals, broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal. Similarly, abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board of Directors.
How does the Board of Directors recommend that I vote on the proposals?
Our Board of Directors recommends that you vote “FOR” each of Proposal Nos. 1, 2 and 3.
Who pays the cost for soliciting proxies?
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
How can I know the voting results?
We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the Securities Exchange Commission (the “SEC”) within four business days following the Special Meeting.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the information incorporated by reference into this Proxy Statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our future results of operations and financial position, business strategy, the length of time that we believe our existing cash resources will fund our operations, our market size, our potential growth opportunities, our preclinical and future clinical development activities, the efficacy and safety profile of our product candidates, the potential therapeutic benefits and economic value of our product candidates, the timing and results of preclinical studies and clinical trials, the expected impact of macroeconomic conditions, including inflation, increasing interest rates and volatile market conditions, as well as global events, including the ongoing military conflict in Ukraine and geopolitical tensions in China on our operations, and the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UPON EXERCISE OF PRE-FUNDED WARRANTS AND SERIES A WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)
General
We are asking stockholders to approve the issuance of more than 19.99% of the outstanding shares of our Common Stock issuable upon the exercise of Pre-Funded Warrants and Series A Warrants issued in a private placement (the “Private Placement”) pursuant to that certain Securities Purchase Agreement, dated as of December 29, 2024, by and among the Company and the several purchasers named therein (the “Purchase Agreement”).
Description of the Private Placement
On December 29, 2024, we entered into the Purchase Agreement with the several purchasers named therein (collectively, the “Purchasers”), pursuant to which we issued and sold to the Purchasers an aggregate of (i) 3,630,205 Class A Units (“Class A Units”), each Class A Unit consisting of (a) one share of Common Stock or one pre-funded warrant to purchase one share of Common Stock (“Pre-Funded Warrant”) and (b) one Series A Warrant to purchase one share of Common Stock (“Series A Warrant”), and (ii) 289,044 Class B Units (“Class B Units”), each Class B Unit consisting of one Pre-Funded Warrant and one Series A Warrant. The purchase price per Class A Unit was $5.103 and the purchase price per Class B Unit was $5.093. The offering closed on December 31, 2024, and we issued an aggregate of 608,197 shares of Common Stock, Pre-Funded Warrants to purchase 3,311,052 shares of Common Stock and Series A Warrants to purchase 3,919,249 shares of Common Stock to the Purchasers. We received gross proceeds of approximately $20 million, before deducting placement agent fees and other offering expenses payable us, from the offering.
The shares of Common Stock were sold pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-273081) previously filed with and declared effective by the Securities and Exchange Commission and a final prospectus thereunder. The Series A Warrants, Pre-Funded Warrants, and the shares of Common Stock underlying such warrants were offered in a concurrent private placement pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof and/or Regulation D thereunder.
In connection with the Private Placement, we entered into an agreement with Tungsten Advisors (through its Broker-Dealer, Finalis Securities LLC) (“Tungsten”), pursuant to which Tungsten agreed to serve as exclusive placement agent for the offering. As consideration for its services in connection with the offering, we agreed to pay Tungsten a cash fee equal to 8.25% of the aggregate gross proceeds raised in the offering from certain investors who are not affiliated with the Company and a cash fee equal to 4.125% of the aggregate gross proceeds raised in the offering with respect to certain investors that are affiliates of the Company.
Pursuant to the Purchase Agreement, we agreed to hold a special meeting of stockholders within 75 days from the closing of the Private Placement (the “Stockholder Meeting Deadline”) for the purpose of obtaining stockholder approval of the exercise of the Pre-Funded Warrants and the Series A Warrants in accordance with the rules of Nasdaq (the “Requisite Stockholder Approval”). If the Requisite Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, we are required to cause an additional meeting of stockholders to be held every 90 days thereafter until the Requisite Stockholder is obtained. In addition, subject to limited exceptions, the Purchase Agreement prohibits us from selling or issuing shares of our Common Stock or securities convertible or exchangeable into Common Stock for a period of 30 trading days after obtaining the Requisite Stockholder Approval.
In connection with the Private Placement, we also entered into support agreements with certain of our stockholders who participated in the offering (the “Stockholder Support Agreement”), whereby the stockholders agreed to vote their shares of Common Stock outstanding as of the date of the Purchase Agreement in favor of (i) the issuance of more than 19.99% of the Company’s outstanding Common Stock upon exercise of the Series A Warrants and Pre-Funded Warrants and (ii) the issuance of Common Stock to certain insiders of the Company upon exercise of the Series A Warrants and Pre-Funded Warrants, each in accordance with the listing rules of Nasdaq. In accordance with the Stockholder Support Agreement, we expect that each of the stockholders with whom we entered into Stockholder Support Agreements will vote in favor of Proposal Nos. 1 and 2.
Additional information with respect to the Purchase Agreement and the Private Placement is contained in our Current Report on Form 8-K filed with the SEC on December 31, 2024. The discussion herein relating to the Purchase Agreement, the Pre-Funded Warrants and the Series A Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Form 8-K.
Description of the Pre-Funded Warrants
The following is a brief summary of certain terms and provisions of the Pre-Funded Warrants sold in the Private Placement and is subject in all respects to the provisions contained in the Pre-Funded Warrants.
Exercisability.   Subject to and following receipt of the Requisite Stockholder Approval, as well as certain beneficial ownership limitations (discussed below), the Pre-Funded Warrants are immediately exercisable and do not expire.
Exercise Limitation.   A holder will not have the right to exercise any portion of their Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99% upon notice to the Company, provided that any increase in such percentage shall not be effective until 61 days after such notice.
Exercise Price; Adjustments.   The exercise price of the Pre-funded Warrants, except for a nominal exercise price of $0.01 per share of Common Stock, was pre-funded to the Company upon closing of the offering and, consequently, no additional consideration (other than the nominal exercise price of $0.01 per share of Common Stock) shall be required to be paid by the holders to effect any exercise of the Pre-Funded Warrants. The exercise price and the number of shares of Common Stock issuable upon exercise are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting shares of our Common Stock. In addition, if we grant, issue or sell certain securities pro rata to the record holders of our Common Stock, other than certain exempt issuances, or if we declare or make any dividend or other distribution of our assets, including cash, stock or other property to the holders of our Common Stock, then the holders of the Pre-Funded Warrants will be entitled to participate in such transactions to the same extent such holder would have participated in such transaction if it held the number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants without regard to any limits on exercise contained in the Pre-Funded Warrants.
Transferability.   Subject to applicable laws, the Pre-Funded Warrants may be transferred or assigned without our consent.
Exchange Listing.   There is no established trading market for the Pre-Funded Warrants and we do not expect a market to develop. In addition, we have not applied, and do not intend to apply, for the listing of the Pre-Funded Warrants on any national securities exchange or other trading market.
Fundamental Transactions.   The Pre-Funded Warrants provide that holders will have the right to receive certain consideration in fundamental transactions, together with the holders of our Common Stock on an as-exercised basis. In addition, upon a fundamental transaction, the holder of the Pre-Funded Warrants shall have the right to receive payment in cash, or under certain circumstances in other consideration, from the Company at the Black Scholes value, as described in the Pre-Funded Warrants.
Rights as a Stockholder.   Except as otherwise provided in the Pre-Funded Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holder of a Pre-Funded Warrant does not have the rights or privileges of a holder of shares of our Common Stock, including any voting rights, until the holder exercises the Pre-Funded Warrant.
Description of the Series A Warrants
The following is a brief summary of certain terms and provisions of the Series A Warrants sold in the private placement and is subject in all respects to the provisions contained in the Series A Warrants.

Exercisability.   Subject to and following receipt of the Requisite Stockholder Approval, as well as certain beneficial ownership limitations (discussed above), the Series A Warrants will be exercisable commencing six months after issuance and will expire on the earlier of (a) subject to the fulfillment of the Equity Conditions (as defined in the Purchase Agreement), thirty trading days after the last of the following data readouts to occur, as announced by the Company: (i) Ferret animal model Bird Flu data, (ii) non-human primate Bird Flu data, or (iii) Phase 2a Influenza A human clinical data, and (b) the 5-year anniversary of the closing date of the offering.
Exercise Limitation.   A holder will not have the right to exercise any portion of their Series A Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99% upon notice to the Company, provided that any increase in such percentage shall not be effective until 61 days after such notice.
Exercise Price; Adjustments.   The Series A Warrants have an exercise price of $13.42 per share of Common Stock; provided however, that, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance or resale of the shares of Common Stock issuable upon exercise of the Series A Warrants, then the Series A Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise,” as set forth in the Series A Warrants; and provided further that, if not previously exercised in full, at the expiration of their terms, the Series A Warrants will be automatically exercised via cashless exercise. The exercise price and the number of shares of Common Stock issuable upon exercise are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting shares of our Common Stock. In addition, if there occurs any reverse stock split, stock consolidation, or a recapitalization or similar event and the lowest volume weighted average price (“VWAP”) for any trading day during the eleven trading day commencing five trading days immediately preceding and ending five trading days immediately following (the “Stock Split Adjustment Period”), the date of the stock split (such lowest VWAP, the “Event Market Price”) is less than the exercise price then in effect, then at the close of trading on the primary trading market on the last day of the Stock Split Adjustment Period, the Exercise Price then in effect at the end of such Stock Split Adjustment Period shall be reduced (but in no event increased) to the Event Market Price (as adjusted for the reverse stock split). Further, if we grant, issue or sell certain securities pro rata to the record holders of our Common Stock, other than certain exempt issuances, or if we declare or make any dividend or other distribution of our assets, including cash, stock or other property to the holders of our Common Stock, then the holders of the Common Warrants will be entitled to participate in such transactions to the same extent such holder would have participated in such transaction if it held the number of shares of Common Stock issuable upon exercise of the Series A Warrants without regard to any limits on exercise contained in the Series A Warrants.
Transferability.   Subject to applicable laws, the Series A Warrants may be transferred or assigned without our consent.
Exchange Listing.   There is no established trading market for the Series A Warrants and we do not expect a market to develop. In addition, we have not applied, and do not intend to apply, for the listing of the Series Warrants on any national securities exchange or other trading market.
Fundamental Transactions.   The Series A Warrants provide that holders will have the right to receive certain consideration in fundamental transactions, together with the holders of our Common Stock on an as-exercised basis. In addition, upon a fundamental transaction, the holder of the Series A Warrants shall have the right to receive payment in cash, or under certain circumstances in other consideration, from the Company at the Black Scholes value, as described in the Series A Warrants.
Rights as a Stockholder.   Except as otherwise provided in the Series A Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holder of a Series A Warrant does not have the rights or privileges of a holder of shares of our Common Stock, including any voting rights, until the holder exercises the Series A Warrant.

Reasons for Stockholder Approval
Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.
As discussed above, on December 31, 2024, we sold and issued to the Purchasers an aggregate of 3,630,205 Class A Units at a price of $5.01 per unit and 289,044 Class B Units at a price of $5.093 per unit, consisting of an aggregate of 608,197 shares of Common Stock, Pre-Funded Warrants to purchase 3,311,052 shares of Common Stock and Series A Warrants to purchase 3,919,249 shares of Common Stock. The shares of Common Stock sold in the offering as part of certain of the Class A Units amounted to approximately 19.99% of our outstanding shares of Common Stock immediately prior to execution of the Purchase Agreement. Because the issuance of shares of our Common Stock upon exercise of the Pre-Funded Warrants or Series A Warrants would result in us issuing shares in excess of 19.99% of our shares of Common Stock outstanding immediately prior to execution of the Purchase Agreement at a price below the Minimum Price, we are required to obtain stockholder approval of the issuance of the shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants before they may be exercised in order to comply with Nasdaq Listing Rule 5635(d).
Effect of the Proposal
In the event that our stockholders approve this Proposal No. 1 at the Special Meeting, the Pre-Funded Warrants will become immediately exercisable and the Series A Warrants will become exercisable on June 30, 2025, in each case subject to beneficial ownership limitations discussed above. In the case of the Pre-Funded Warrants and Series A Warrants sold and issued to insiders in the Private Placement, the exercisability of the Pre-Funded Warrants and Series A Warrants is also subject to stockholder approval in accordance with Nasdaq Rule 5635(c), to the extent applicable, as set forth in Proposal No. 2.
In the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, the Pre-Funded Warrants and Series A Warrants will not become exercisable unless and until stockholder approval of such exercises is obtained.
As discussed above, pursuant to the Purchase Agreement, in the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, we will be required to cause an additional meeting of stockholders to be held every 90 days thereafter until the Requisite Stockholder is obtained. The process of continuing to hold stockholder meetings to obtain the Requisite Approval would cause us to incur significant legal expenses and would divert our management’s attention from the operation of our business. Additionally, as discussed above, subject to limited exceptions, the Purchase Agreement prohibits us from selling or issuing shares of our Common Stock or securities convertible or exchangeable into Common Stock for a period of 30 trading days after obtaining the Requisite Stockholder Approval, which would effectively prevent us from raising additional capital to fund our operations through the issuance of our equity. If this were to occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all.
Interests of Directors and Executive Officers
Werner Cautreels, our Chief Executive Officer and a member of our Board of Directors; TPAV LLC (“TPAV”), for which Nikolay Savchuk, a member of our Board of Directors, serves as the sole manager on the Board of Managers; and OrbiMed Private Investments VIII, LP (“OrbiMed VIII”), for which Iain Dukes, a member of our Board of Directors, acts as a non-controlling Venture Partner, each purchased Class B Units in the Private Placement. Because the Pre-Funded Warrants and Series A Warrants sold and issued to Mr. Cautreels, TPAV and OrbiMed VIII, as well as all other Purchasers, in the Private Placement cannot be exercised unless and until the Requisite Approval is obtained, Messrs. Cautreels, Savchuk and Dukes may be deemed to have a direct or indirect substantial interest, as applicable, in the approval of this Proposal No. 1.
Except for Messrs. Cautreels, Savchuk and Dukes, as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal No. 1.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 1. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, UNDER APPLICABLE NASDAQ LISTING RULES, OF THE ISSUANCE OF MORE THAN 19.99% OF OUR SHARES OF COMMON STOCK UPON EXERCISE OF THE PRE-FUNDED AND SERIES A WARRANTS

PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE OF COMMON STOCK TO CERTAIN INSIDERS UPON EXERCISE OF PRE-FUNDED WARRANTS AND SERIES A WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)
General
In addition to the approvals that we are seeking pursuant to Proposal No. 1, we are also asking stockholders to approve the issuance of shares of our Common Stock upon the exercise of those Pre-Funded Warrants and Series A Warrants sold and issued to certain insiders (discussed in additional detail below) in the Private Placement.
Insiders that Participated in the Private Placement
Werner Cautreels, our Chief Executive Officer and a member of our Board of Directors, purchased 96,348 Class B Units, consisting of Pre-Funded Warrants to purchase 96,348 shares of Common Stock and Series A Warrants to purchase 96,348 shares of Common Stock, as part of the Private Placement for an aggregate purchase price of $491,664.
TPAV also purchased 96,348 Class B Units, consisting of Pre-Funded Warrants to purchase 96,348 shares of Common Stock and Series A Warrants to purchase 96,348 shares of Common Stock, as part of the Private Placement for an aggregate purchase price of $491,664. Nikolay Savchuk, a member of our Board of Directors, serves as the sole manager on the Board of Managers of TPAV and may therefore be deemed to control TPAV. Mr. Savchuk disclaims beneficial ownership of the securities held by TPAV, except to the extent of his pecuniary interest therein.
Reasons for Stockholder Approval
We do not intend for the Private Placement, or any portion of the securities sold and issued to certain insiders in connection therewith, to constitute any form of “equity compensation” arrangement. However, because our Common Stock is listed on the Nasdaq Capital Market, we are subject to Nasdaq Listing Rule 5635(c), which deems the issuance of common stock, or securities convertible into or exercisable for common stock, to a Nasdaq-listed company’s officers, directors, employees or consultants in a in a transaction (other than a public offering) at a price less than the market value of such stock, calculated as the consolidated closing bid price for such shares on the trading day immediately prior to entry into the agreement, as equity compensation requiring stockholder approval. Additionally, Nasdaq guidance related to Nasdaq Listing Rule 5635(c) provides that issuances to an entity controlled by an officer, director, employee, or consultant of the Nasdaq listed company may also be considered equity compensation under certain circumstances.
As described in Proposal No. 1, above, the Purchase Agreement, Pre-Funded Warrants and Series A Warrants provide for the sale and/or issuance of securities to the Purchasers at a price that is less than the closing bid price of our Common Stock, as reported on the Nasdaq Stock Market, on the trading day immediately prior to the closing date of the Private Placement. Because Nasdaq may deem the sale and issuance of the Pre-Funded Warrants, Series A Warrants and the shares of our Common Stock issuable upon exercise of the Pre-Funded Warrants and Series A Warrants to Mr. Cautreels and/or TPAV as equity compensation to Messrs. Cautreels and/or Savchuk (due to his position of control over TPAV) under Nasdaq Rule 5635(c), we are seeking approval of such issuances in order to ensure compliance with Nasdaq rules.
Effect of the Proposal
In the event that our stockholders approve this Proposal No. 2 at the Special Meeting, the Pre-Funded Warrants held by Mr. Cautreels and TPAV will become immediately exercisable and the Series A Warrants held by Mr. Cautreels and TPAV will become exercisable on June 30, 2025, in each case subject to beneficial ownership limitations discussed above and receipt of the Requisite Approval, as set forth in Proposal No. 1.
In the event that our stockholders do not approve this Proposal No. 2 at the Special Meeting and it is determined that the sale and issuance of the sale and issuance of the Pre-Funded Warrants, Series A Warrants and/or the shares of our Common Stock issuable upon exercise of the Pre-Funded Warrants and Series A Warrants to Mr. Cautreels and/or TPAV is treated as equity compensation to Mr. Cautreels and/or TPAV under Nasdaq Rule 5635(c), then the Pre-Funded Warrants and Series A Warrants held by Mr. Cautreels and/or TPAV, as applicable, will not become exercisable unless and until stockholder approval of such exercises is obtained.
Interests of Directors and Executive Officers
As discussed in Proposal No. 1, above, Mr. Cautreels, our Chief Executive Officer and a member of our Board of Directors, purchased Class B Units in the Private Placement. Additionally, TPAV, for which Nikolay Savchuk, a member of our Board of Directors, serves as the sole manager on the Board of Managers of TPAV and may therefore be deemed to control TPAV, also purchased Class B Units in the Private Placement. Because the treatment of the sale and issuance of the Class B Units to Mr. Cautreels and/or TPAV in connection with the Private Placement, and/or the issuance of the shares of our Common Stock upon exercise of the Pre-Funded Warrants and/or Series A Warrants by Mr. Cautreels or TPAV, as applicable, may be treated as equity compensation to Messrs. Cautreels and/or Savchuk under Nasdaq Rule 5635(c), Messrs. Cautreels and Savchuk may be deemed to have a direct or indirect substantial interest, as applicable, in the approval of this Proposal No. 2.
Except for Messrs. Cautreels and Savchuk, as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal No. 2.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 2. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, UNDER APPLICABLE NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF COMMON STOCK TO CERTAIN INSIDERS UPON EXERCISE OF THE PRE-FUNDED AND SERIES A WARRANTS

PROPOSAL NO. 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTES
General
Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.
If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing proposals, our stockholders may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of any of the proposals.
If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the Special Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.
Our Board of Directors believes that, if the number of shares of our Common Stock voting in favor of any of the proposals at the Special Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Special Meeting is adjourned, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 3. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of January 31, 2025 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (b) each of our named executive officers, (c) each of our directors, and (d) all of our executive officers and directors as a group.
The percentage of common stock outstanding is based on 3,650,731 shares of Common Stock outstanding on January 31, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to warrants and options that are currently exercisable or exercisable within sixty days of January 31, 2025 to be outstanding and to be beneficially owned by the person holding the warrants and options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by him, her or it, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Viriom, Inc.(1)	605,531	16.6%
TPAV, LLC(2)	605,531	16.6%
OrbiMed Advisors LLC(3)	605,531	16.6%
Perceptive Advisors LLC(4)	386,555	9.9%
Directors and Named Executive Officers:
Iain Dukes, D.Phil.(5)	235,335	6.2%
Werner Cautreels, Ph.D.(6)	8,000	*
Trafford Clarke, Ph.D(7)	5,325	*
Nikolay Savchuk, Ph.D.(8)	235,335	6.2%
M. Teresa Shoemaker(9)	5,973	*
Jack E. Stover(10)	5,878	*
Steven M. Fruchtman, M.D.(11)	3,365	*
Mark P. Guerin(12)	11,902	*
Victor Moyo, M.D.(13)	1,771	*
All current executive officers and directors as a group (10 persons)(14)	550,772	13.6%

*
Represents a beneficial ownership of less than one percent of our outstanding Common Stock.

(1)
Based on our records and a Schedule 13D filed by Viriom, Inc. (“Viriom”) on April 8, 2024 with the SEC. Messrs. Savchuk and Dukes have shared voting and dispositive power over 65,804 shares of common stock. Mr. Savchuk has investment control of and is a director of Viriom, and indirectly holds a majority of shares of its common stock through AAAn LLC, a limited liability company of which Mr. Savchuk is the managing member. Mr. Dukes serves as the Chief Executive Officer of Viriom. Each of Messrs. Savchuk and Dukes disclaims any excess of his pecuniary interest in the securities held by Viriom. The address of Viriom is 1450 Research Blvd, Rockville, MD 20850.

(2)
Based on our records and on a Form 3/A filed by TPAV on April 11, 2024 with the SEC. Mr. Savchuk is the sole manager on the Board of Managers of TPAV. Mr. Savchuk disclaims beneficial ownership of the securities held by TPAV except to the extent of his pecuniary interest therein.

(3)
Based on our records and a Schedule 13D filed by OrbiMed Advisors on September 16, 2024 with the SEC. These shares are held of record by OrbiMed VIII. OrbiMed Capital GP VIII LLC (“GP VIII”), is the general partner of OrbiMed VIII. OrbiMed Advisors is the managing member of GP VIII. By virtue of such relationships, OrbiMed Advisors and GP VIII may be deemed to have voting power and investment power over the securities held by OrbiMed VIII and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by OrbiMed VIII. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(4)
Based on our records and a Schedule 13G filed by Perceptive Advisors LLC (“Perceptive Advisors”) with the SEC on January 8, 2025. Perceptive Advisors shares voting and dispositive power over the shares of common stock with Perceptive Life Sciences Master Fund, Ltd and Joseph Edelman. Mr. Edelman serves as the Managing Member of Perceptive Advisors. The address of by Perceptive Advisors 51 Astor Place, 10th Floor, New York, NY 10003.

(5)
Includes 2,702 RSUs and 152,116 shares of common stock issuable upon the exercise of warrants and options that are currently exercisable or exercisable within sixty days of January 31, 2025. Does not include shares of common stock owned by Viriom, for which Mr. Dukes disclaims beneficial ownership.

(6)
Includes 8,000 RSUs.

(7)
Includes 5,325 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of January 31, 2025.

(8)
Includes 2,702 RSUs and 152,116 shares of common stock issuable upon the exercise of warrants and options that are currently exercisable or exercisable within sixty days of January 31, 2025. Does not include shares of common stock owned by TPAV or shares of common stock owned by Viriom, for which Mr. Savchuk disclaims beneficial ownership.

(9)
Includes 5,837 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of January 31, 2025.

(10)
Includes 5,869 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of January 31, 2025.

(11)
Includes 373 shares of common stock issuable upon the exercise of warrants that are currently exercisable or exercisable within sixty days of January 31, 2025. Mr. Fruchtman, who was a named executive officer for the fiscal year ended December 31, 2024, resigned from his positions of President and Chief Scientific Officer of the Company.

(12)
Includes 1,700 RSUs and 8,631 shares of common stock issuable upon the exercise of warrants and options that are currently exercisable or exercisable within sixty days of January 31, 2025.

(13)
Includes 1,771 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of January 31, 2025.

(14)
Excludes shares beneficially owned by Mr. Fruchtman, as he is no longer an executive officer of the Company, and includes shares beneficially owned by C. David Pauza, Ph.D., who serves as the Company’s Chief Scientific Officer Virology, and Robert Redfield, M.D., who serves as the Company’s Chief Medical Officer.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://www.trawspharma.com. Information included on our web site is not a part of this proxy statement.
You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information.
OTHER MATTERS
Other Business
As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Special Meeting other than as set forth herein. If other matters properly come before the Special Meeting, the persons named as proxies will vote on such matters in their discretion.
Stockholder Proposals for 2025 Annual Meeting of Stockholders
In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before June 12, 2025. The proposal should be addressed to Secretary, Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
In accordance with Section 2.2 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2025 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Newtown, PA, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the our 2024 Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than July 3, 2025 and no later than August 2, 2025 (except that in the event that the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the meeting of stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2025 Annual Meeting of Stockholders was made).
The notice should include a brief description of the business desired to be brought before the 2025 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act, as if the matter had been proposed, or intended to be proposed, by the Board of Directors. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Section 2.2(A)(3)(c) of our Bylaws.
Householding of Special Meeting Materials
Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Traws Pharma, Inc., 12 Penns Trail, Newtown

PA 18940, or via telephone to our Corporate Secretary at 267-759-3680, we will promptly provide separate copies of this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Werner Cautreels

Werner Cautreels, Ph.D.
Chief Executive Officer
Dated: February 6, 2025
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

SCAN TOVIEW MATERIALS & VOTE TRAWS PHARMA, INC.12 PENNS TRAILVOTE BY INTERNETNEWTOWN, PA 18940Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. Eastern Time on February 16, 2025. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRAW2025SMYou may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. Eastern Time on February 16, 2025. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V61389-TBDKEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYTRAWS PHARMA, INC.The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.For Against Abstain 1.A proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the outstanding shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued in a private placement on December 31, 2024; 2.A proposal to approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our Common Stock upon exercise of the Pre-Funded Warrants and Series A Warrants issued to certain insiders in a private placement on December 31, 2024; and 3.A proposal to approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional!!!proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com.V61390-TBDTRAWS PHARMA, INC.Special Meeting of StockholdersFebruary 17, 2025This proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Werner Cautreels and Iain Dukes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRAWS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. EDT on February 17, 2025, via a live webcast at www.virtualshareholdermeeting.com/TRAW2025SM, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side